EXHIBIT 23

CONSENT OF PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated July 7, 2004, included in this Annual Report of the Post Properties, Inc. 401(k) Plan on Form 11-K for the year ended December
31, 2003, into the Plan’s previously filed Registration Statement No.33-00020.

GIFFORD, HILLEGASS & INGWERSEN, LLP

Atlanta, Georgia
July 13, 2004

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